Exhibit 99.02

CADENCE REPORTS FOURTH QUARTER AND FISCAL YEAR 2025
CADENCE DESIGN SYSTEMS, INC.

CFO COMMENTARY
Key Takeaways for 2025 • Revenue growth of over 14% and non-GAAP EPS growth of ~20% year-over-year • Achieved FY 2025 non-GAAP operating margin of ~45% • Record backlog of ~$7.8 billion
Q1 2026 Outlook
• Revenue: $1.420 billion - $1.460 billion
• GAAP operating margin: 30% - 31%
• Non-GAAP operating margin: 44% - 45%
• GAAP EPS: $1.16 - $1.22
• Non-GAAP EPS: $1.89 - $1.95
• Expect to use approximately $200 million to repurchase Cadence shares in Q1
Q4 2025 KEY METRICS
• Revenue: $1.440 billion • GAAP operating margin: 32.2% • Non-GAAP operating margin: 45.8% • GAAP EPS: $1.42 • Non-GAAP EPS: $1.99 • Operating cash flow: $553 million
FY 2026 Outlook
• Revenue: $5.9 billion - $6.0 billion
• GAAP operating margin: 31.75% - 32.75%
• Non-GAAP operating margin: 44.75% - 45.75%
• GAAP EPS: $4.95 - $5.05
• Non-GAAP EPS: $8.05 - $8.15
• Operating cash flow: ~$2.0 billion
• Expect to use approximately 50% of free cash flow to repurchase Cadence shares for the year
	Financial Results Webcast	FY 2025 KEY METRICS
Our Q4 2025 financial results webcast will begin February 17, 2026 at 2:00 p.m. (Pacific). The webcast may be accessed at www.cadence.com/cadence/investor_relations. An archive of the webcast will be available on February 17, 2026 until 5:00 p.m. (Pacific) on March 17, 2026.
• Revenue: $5.297 billion • GAAP operating margin: 28.2% • Non-GAAP operating margin: 44.6% • GAAP EPS: $4.06 • Non-GAAP EPS: $7.14 • Operating cash flow: $1,729 million

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	1

Cadence Design Systems, Inc.

Financial Metrics

(In Millions, except per share data)	2021	2022	2023	2024	2025	2026E

Revenue	$2,988	$3,562	$4,090	$4,641	$5,297	$5,900- $6,000
Revenue growth	11%	19%	15%	13%	14%	11% - 13%
3-year CAGR*	12%	15%	15%	16%	14%	~13%

GAAP operating expenses	$2,209	$2,488	$2,839	$3,291	$3,805	$4,040
GAAP operating expense growth	8%	13%	14%	16%	16%	~6%

Non-GAAP operating expenses	$1,877	$2,125	$2,373	$2,667	$2,935	$3,258
Non-GAAP operating expense growth	8%	13%	12%	12%	10%	~11%

GAAP operating margin	26.1%	30.1%	30.6%	29.1%	28.2%	31.75% - 32.75%

Non-GAAP operating margin	37.2%	40.3%	42.0%	42.5%	44.6%	44.75% - 45.75%

GAAP earnings per share	$2.50	$3.09	$3.82	$3.85	$4.06	$4.95 - $5.05

Non-GAAP earning per share	$3.29	$4.27	$5.15	$5.97	$7.14	$8.05 - $8.15
Non-GAAP EPS growth*	18%	30%	21%	16%	20%	13%
3-year Non-GAAP EPS CAGR*	21%	25%	23%	22%	19%	16%

Weighted average diluted shares outstanding	278.9	275.0	272.7	273.8	273.3	272.5 - 274.5

Cash flow from operations	1,101	1,242	1,349	1,261	1,729	~$2,000

Capital expenditures	65	123	102	143	142	~$210

* At midpoint of outlook.
Profitability Trends

(In Millions)	2021	2022	2023	2024	2025	2026E*

Revenue	$2,988	$3,562	$4,090	$4,641	$5,297	$5,950
Revenue Growth	11%	19%	15%	13%	14%	12%
3-Year Revenue Growth CAGR	12%	15%	15%	16%	14%	13%
GAAP operating margin	26.1%	30.1%	30.6%	29.1%	28.2%	32.25%
					0
Non-GAAP operating margin	37.2%	40.3%	42.0%	42.5%	44.6%	45.25%
Stock-based compensation	(7.0)%	(7.6)%	(8.0)%	(8.4)%	(8.6)%	(9.4)%
Non-GAAP operating margin adjusted for stock-based compensation	30.2%	32.7%	34.0%	34.1%	36.0%	35.9%

GAAP operating income	$779	$1,074	$1,251	$1,351	$1,492	$1,910

Non-GAAP operating income	$1,111	$1,436	$1,717	$1,974	$2,361	$2,692
Non-GAAP operating income adjusted for stock-based compensation	$901	$1,166	$1,391	$1,583	$1,906	$2,135

* At midpoint of outlook.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	2

Cadence Design Systems, Inc.

First Quarter 2026 Financial Outlook

	Q1 2025	Q4 2025	Q1 2026E

Total Revenue ($ Millions)	$1,242	$1,440	$1,420 - $1,460
Q/Q Growth		8%	(1)% - 1%
Y/Y Growth		6%	14% - 18%

GAAP Operating Margin	29.1%	32.2%	30% - 31%

Non-GAAP Operating Margin	41.7%	45.8%	44% - 45%

GAAP EPS	$1.00	$1.42	$1.16 - $1.22

Non-GAAP EPS	$1.57	$1.99	$1.89 - $1.95

Fiscal Year 2026 Financial Outlook

	FY 2025	FY 2026E

Recurring Revenue	80%	~80%

Total Revenue ($ Millions)	$5,297	$5,900 - $6,000
Y/Y Growth	14%	11% - 13%

Revenue from Beginning Backlog	~69%	~67%

GAAP Operating Margin	28.2%	31.75% - 32.75%

Non-GAAP Operating Margin	44.6%	44.75% - 45.75%

GAAP Other Income & Expense ($ Millions)	$30	$(43) - $(33)

Non-GAAP Other Income & Expense ($ Millions)	$(24)	$(43) - $(33)

GAAP Tax Rate	27.1%	~27%

Non-GAAP Tax Rate	16.5%	16.5%

Weighted Average Diluted Shares Outstanding (Millions)	273.3	272.5 - 274.5

GAAP EPS	$4.06	$4.95 - $5.05
Y/Y Growth	5%	22% - 24%

Non-GAAP EPS	$7.14	$8.05 - $8.15
Y/Y Growth	20%	13% - 14%

Cash Flow from Operations ($ Millions)	$1,729	~$2,000

DSO	64	~55

Capital Expenditures ($ Millions)	$142	~$210

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	3

Cadence Design Systems, Inc.

Fourth Quarter and Fiscal Year Financial Results
Backlog

(In Billions)	2021	2022	2023	2024	2025

Backlog	$4.4	$5.8	$6.0	$6.8	$7.8

Revenue

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Product and Maintenance	$1,239	$1,111	$1,170	$1,208	$1,332
Services	117	131	105	131	108
Total Revenue	$1,356	$1,242	$1,275	$1,339	$1,440

(In Millions)	2021	2022	2023	2024	2025

Product and Maintenance	$2,813	$3,340	$3,834	$4,213	$4,822
Services	175	222	256	428	475
Total Revenue	$2,988	$3,562	$4,090	$4,641	$5,297
Recurring and Up-Front Revenue

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Revenue Recognized Over Time	72%	77%	73%	78%	77%
Other Recurring Revenue	4%	5%	5%	4%	2%
Recurring Revenue	76%	82%	78%	82%	79%
Up-Front Revenue	24%	18%	22%	18%	21%
Total Revenue	100%	100%	100%	100%	100%

	2021	2022	2023	2024	2025

Revenue Recognized Over Time	85%	83%	81%	80%	76%
Other Recurring Revenue	3%	2%	3%	3%	4%
Recurring Revenue	88%	85%	84%	83%	80%
Up-Front Revenue	12%	15%	16%	17%	20%
Total Revenue	100%	100%	100%	100%	100%
Trailing Twelve Months Recurring and Up-Front Revenue

	Trailing Twelve Months Ended
	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Recurring Revenue	83%	82%	80%	80%	80%
Up-Front Revenue	17%	18%	20%	20%	20%
Total	100%	100%	100%	100%	100%

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	4

Cadence Design Systems, Inc.

Revenue Mix by Geography

(% of Total Revenue)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Americas	49%	48%	49%	43%	47%
China	13%	11%	9%	18%	12%
Other Asia	17%	19%	19%	18%	20%
Europe, Middle East and Africa	15%	16%	16%	14%	14%
Japan	6%	6%	7%	7%	7%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2021	2022	2023	2024	2025

Americas	45%	46%	43%	49%	47%
China	13%	15%	17%	12%	13%
Other Asia	19%	18%	19%	18%	19%
Europe, Middle East and Africa	17%	16%	16%	15%	15%
Japan	6%	5%	5%	6%	6%
Total	100%	100%	100%	100%	100%
Revenue Mix by Product Category

(% of Total Revenue)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Core EDA	68%	71%	71%	71%	69%
Semiconductor IP	13%	14%	13%	14%	15%
System Design and Analysis	19%	15%	16%	15%	16%
Total	100%	100%	100%	100%	100%

(% of Total Revenue)	2021	2022	2023	2024	2025

Core EDA	76%	76%	76%	71%	70%
Semiconductor IP	13%	12%	12%	13%	14%
System Design and Analysis	11%	12%	12%	16%	16%
Total	100%	100%	100%	100%	100%
3 Year Revenue CAGR by Product Category

	2021	2022	2023	2024	2025

Core EDA	10%	14%	15%	13%	11%
Semiconductor IP	16%	15%	8%	15%	19%
System Design and Analysis	19%	24%	22%	30%	25%
Total 3 Year CAGR	12%	15%	15%	16%	14%
Gross Margin

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

GAAP Gross Margin	83.8%	86.5%	85.6%	86.4%	86.9%
Non-GAAP Gross Margin	85.5%	88.4%	87.2%	88.0%	88.5%

	2021	2022	2023	2024	2025

GAAP Gross Margin	89.7%	89.6%	89.4%	86.0%	86.4%
Non-GAAP Gross Margin	91.7%	91.0%	90.7%	87.8%	88.0%

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	5

Cadence Design Systems, Inc.

Total Costs and Expenses

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Total GAAP Costs and Expenses	$899	$881	$1,034	$913	$977
Total Non-GAAP Costs and Expenses	$733	$724	$729	$701	$781

(In Millions)	2021	2022	2023	2024	2025

Total GAAP Costs and Expenses	$2,209	$2,488	$2,839	$3,291	$3,805
Total Non-GAAP Costs and Expenses	$1,877	$2,125	$2,373	$2,667	$2,935

Operating Margin

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

GAAP Operating Margin	33.7%	29.1%	19.0%	31.8%	32.2%
Non-GAAP Operating Margin	46.0%	41.7%	42.8%	47.6%	45.8%

	2021	2022	2023	2024	2025

GAAP Operating Margin	26.1%	30.1%	30.6%	29.1%	28.2%
Non-GAAP Operating Margin	37.2%	40.3%	42.0%	42.5%	44.6%

Net Income Per Share

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

GAAP Net Income Per Share	$1.24	$1.00	$0.59	$1.05	$1.42
Non-GAAP Net Income Per Share	$1.88	$1.57	$1.65	$1.93	$1.99

	2021	2022	2023	2024	2025

GAAP Net Income Per Share	$2.50	$3.09	$3.82	$3.85	$4.06
Non-GAAP Net Income Per Share	$3.29	$4.27	$5.15	$5.97	$7.14

Total DSO

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

DSO	48	44	51	55	64

Balance Sheet and Cash Review
Free Cash Flow

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Net Cash from Operating Activities	$441	$487	$378	$311	$553
Capital Expenditures	37	23	44	34	41
Free Cash Flow	$404	$464	$334	$277	$512

(In Millions)	2021	2022	2023	2024	2025

Net Cash from Operating Activities	$1,101	$1,242	$1,349	$1,261	$1,729
Capital Expenditures	65	123	102	143	142
Free Cash Flow	$1,036	$1,119	$1,247	$1,118	$1,587

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	6

Cadence Design Systems, Inc.

Cash and Cash Equivalents

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Cash and Cash Equivalents	$2,644	$2,778	$2,823	$2,753	$3,001

(In Millions)	2021	2022	2023	2024	2025

Cash and Cash Equivalents	$1,089	$882	$1,008	$2,644	$3,001

•Approximately 71 percent of our cash and cash equivalents were in the U.S. at quarter-end.
Debt

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Debt (principal value)	$2,500	$2,500	$2,500	$2,500	$2,500

(In Millions)	2021	2022	2023	2024	2025

Debt (principal value)	$350	$750	$650	$2,500	$2,500

•In September 2024, Cadence issued $2.5 billion of Senior Notes at a weighted average interest rate of 4.44%.
Share Repurchase

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Share Repurchase	$150	$350	$175	$200	$200
Number of Shares	0.519	1.361	0.607	0.584	0.613

(In Millions)	2021	2022	2023	2024	2025

Share Repurchase	$612	$1,050	$700	$550	$925
Number of Shares	4.401	6.602	3.145	1.930	3.165

Employees

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

Headcount	12,705	12,837	13,152	13,693	13,800

	2021	2022	2023	2024	2025

Headcount	9,298	10,228	11,226	12,705	13,800

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	7

Cadence Design Systems, Inc.

Forward Looking Statements
This CFO Commentary contains forward-looking statements, including Cadence's outlook on future operating results, financial condition, strategic objectives, business model and prospects, technology and product developments, strategic relationships, pending acquisition of Hexagon's design and engineering (“D&E”) business, backlog, industry trends, market growth, tax rates and other statements using words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “will,” and words of similar import and the negatives thereof. Forward-looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside Cadence’s control and which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements, including, among others: (i) Cadence’s ability to compete successfully in the highly competitive industries in which it operates and realize the benefits of its investments in research and development, including opportunities presented by AI; (ii) the success of Cadence’s efforts to maintain and improve operational efficiency and growth; (iii) the mix of products and services sold, the timing of orders and deliveries and the ability to develop, install or deliver Cadence’s products or services; (iv) changes in customer demands or supply constraints that could result in delays in purchases, development, installations or deliveries of Cadence’s products or services, including those resulting from consolidation, restructurings and other operational efficiency improvements of Cadence’s customers; (v) economic, geopolitical and industry conditions, including export controls, tariffs, other trade restrictions and other government regulations, as well as rising tensions and armed conflicts around the world; (vi) changes in tax laws, interest rate and currency exchange rate fluctuations, inflation rates, Cadence’s increased debt levels and obligations and Cadence’s ability to access capital and debt markets in the future; (vii) legislative or regulatory requirements; (viii) Cadence’s pending acquisitions, the acquisition of other companies, businesses or technologies or the failure to successfully integrate and operate them; (ix) potential harm caused by compromises in cybersecurity and cybersecurity attacks; (x) capital expenditure requirements and events that affect cash flow, liquidity or reserves, or estimates Cadence may take from time to time with respect to accounts receivable, taxes and tax examinations, litigation, regulatory or other matters; (xi) the effects of any litigation, regulatory, tax or other proceedings to which Cadence is or may become a party or to which Cadence or its products, services, technologies or properties are subject, including Cadence’s ongoing compliance, cooperation, audit and other obligations under its July 2025 settlement agreements with the U.S. Department of Justice (“DOJ”) and Bureau of Industry and Security (“BIS”), any further inquiries or adverse actions by the DOJ, BIS or other U.S. or foreign governmental authorities and any impact of the settlements on Cadence’s operations and business dealings in China, U.S. government contracting business and other customer relationships; and (xii) Cadence’s ability to successfully meet any environmental, social and governance targets and practices. Cadence’s pending D&E acquisition remains subject to certain closing conditions, which may not be satisfied in a timely manner or at all. Cadence may not successfully integrate the D&E business or realize the anticipated benefits of the acquisition. The acquisition and its effects on Cadence are subject to additional risks and uncertainties including fluctuations in the trading price of Cadence shares and in currency exchange and interest rates; Cadence’s ability to repay debt incurred to fund the acquisition; Cadence’s ability to motivate and retain key personnel; and the acquisition’s impact on relationships with third parties, including customers, partners and governmental authorities. In addition, the timing and amount of Cadence’s repurchases of its common stock are subject to business and market conditions, corporate and regulatory requirements, stock price, acquisition opportunities and other factors.

For a detailed discussion of these and other cautionary statements related to Cadence and its business, please refer to Cadence’s filings with the U.S. Securities and Exchange Commission, including its most recent report on Form 10-K, subsequent reports on Form 10-Q and future filings.

All forward-looking statements in this document are based on management's expectations as of the date of this document and, except as required by law, Cadence disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.
GAAP to Non-GAAP Reconciliation
Non-GAAP financial measures should not be considered as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of non-GAAP financial measures contained within this CFO Commentary with their most directly comparable GAAP financial results. Investors are also encouraged to look at the GAAP results as the best measure of financial performance. See our earnings press release issued today for further discussion of our non-GAAP financial measures, as well as the reconciliation provided in the Appendix to this CFO Commentary.

Cadence’s management uses non-GAAP net income because it excludes items that are generally not directly related to the performance of the company’s core business operations and therefore provides supplemental information to Cadence’s management and investors regarding the performance of the business operations, facilitates comparisons to the historical operating results and allows the review of Cadence’s business from the same perspective as Cadence’s management, including forecasting and budgeting.

© 2026 Cadence Design Systems, Inc. All rights reserved worldwide. Cadence, the Cadence logo and the other Cadence marks found at www.cadence.com/go/trademarks are trademarks or registered trademarks of Cadence Design Systems, Inc. All other trademarks are the property of their respective owners.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	8

Cadence Design Systems, Inc.

APPENDIX I
Reconciliation of GAAP to Non-GAAP Financial Measures (Unaudited)
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

GAAP total costs and expenses	$899	$881	$1,034	$913	$977

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(107)	(108)	(118)	(116)	(113)
Amortization of acquired intangibles	(27)	(25)	(24)	(26)	(30)
Acquisition and integration-related costs	(23)	(23)	(26)	(37)	(49)
Restructuring	1	—	—	(27)	(2)
Non-qualified deferred compensation (expenses) credits	—	2	(8)	(6)	(2)
Special charges	(2)	(2)	—	—	—
Loss related to contingent liability*	(8)	—	(129)	—	—
Non-GAAP total costs and expenses**	$733	$724	$729	$701	$781

Table may not foot due to rounding

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.
Reconciliation of GAAP Total Expenses to Non-GAAP Total Expenses

(In Millions)	2021	2022	2023	2024	2025	2026E

GAAP total costs and expenses	$2,209	$2,488	$2,839	$3,291	$3,805	$4,040

Reconciling items to non-GAAP total costs and expenses
Stock-based compensation expense	(210)	(270)	(326)	(391)	(455)	(557)
Amortization of acquired intangibles	(67)	(60)	(62)	(90)	(105)	(125)
Acquisition and integration-related costs	(23)	(41)	(56)	(96)	(135)	(100)
Restructuring	1	—	(11)	(24)	(29)	—
Non-qualified deferred compensation (expenses) credits	(6)	8	(11)	(11)	(14)	—
Special charges*	(27)	—	—	(3)	(2)	—
Loss related to contingent liability**	—	—	—	(8)	(129)	—
Non-GAAP total costs and expenses***	$1,877	$2,125	$2,373	$2,667	$2,935	$3,258

Table may not foot due to rounding

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	9

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Income to Non-GAAP Operating Income and Non-GAAP Operating Income Adjusted for Stock-based Compensation

(In Millions)	2021	2022	2023	2024	2025	2026E

GAAP operating income	$779	$1,074	$1,251	$1,351	$1,492	$1,910

Reconciling items to non-GAAP operating income
Stock-based compensation expense	210	270	326	391	455	557
Amortization of acquired intangibles	67	60	62	90	105	125
Acquisition and integration-related costs	23	41	56	96	135	100
Restructuring	(1)	—	11	24	29	—
Non-qualified deferred compensation expenses (credits)	6	(8)	11	11	14	—
Special charges*	27	—	—	3	2	—
Loss related to contingent liability**	—	—	—	8	129	—
Non-GAAP operating income***	$1,111	$1,436	$1,717	$1,974	$2,361	$2,692
Stock-based compensation expense	(210)	(270)	(326)	(391)	(455)	(557)
Non-GAAP operating income adjusted for stock-based compensation***	$901	$1,166	$1,391	$1,583	$1,906	$2,135

Table may not foot due to rounding

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	10

Cadence Design Systems, Inc.

Reconciliation of GAAP Gross Margin as a Percent of Total Revenue to Non-GAAP Gross Margin as a Percent of Total Revenue

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025

GAAP gross margin as a percent of total revenue	83.8%	86.5%	85.6%	86.4%	86.9%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.4%	0.4%	0.3%	0.3%
Amortization of acquired intangibles	1.3%	1.4%	1.1%	1.2%	1.3%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.1%	0.1%	0.1%	0.1%	0.0%
Non-GAAP gross margin as a percent of total revenue*	85.5%	88.4%	87.2%	88.0%	88.5%

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

	2021	2022	2023	2024	2025

GAAP gross margin as a percent of total revenue	89.7%	89.6%	89.4%	86.0%	86.4%

Reconciling items to non-GAAP gross margin as a percent of total revenue
Stock-based compensation expense	0.3%	0.2%	0.2%	0.3%	0.3%
Amortization of acquired intangibles	1.6%	1.2%	1.1%	1.3%	1.2%
Non-qualified deferred compensation expenses (credits)	0.0%	0.0%	0.0%	0.0%	0.0%
Acquisition and integration-related costs	0.0%	0.0%	0.0%	0.2%	0.1%
Special charges*	0.1%	0.0%	0.0%	0.0%	0.0%
Non-GAAP gross margin as a percent of total revenue**	91.7%	91.0%	90.7%	87.8%	88.0%

*	2021 includes costs related to a voluntary retirement program.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	11

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026E

GAAP operating margin as a percent of total revenue	33.7%	29.1%	19.0%	31.8%	32.2%	30% - 31%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7.9%	8.7%	9.3%	8.7%	7.9%	10%
Amortization of acquired intangibles	2.0%	2.0%	1.8%	1.9%	2.1%	2%
Acquisition and integration-related costs	1.7%	1.8%	2.0%	2.8%	3.4%	2%
Restructuring	(0.1)%	0.0%	0.0%	2.0%	0.1%	0%
Non-qualified deferred compensation expenses (credits)	0.0%	(0.1)%	0.6%	0.4%	0.1%	0%
Special charges	0.2%	0.2%	0.0%	0.0%	0.0%	0%
Loss related to contingent liability*	0.6%	0.0%	10.1%	0.0%	0.0%	0%
Non-GAAP operating margin as a percent of total revenue**	46.0%	41.7%	42.8%	47.6%	45.8%	44% - 45%

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	12

Cadence Design Systems, Inc.

Reconciliation of GAAP Operating Margin as a Percent of Total Revenue to Non-GAAP Operating Margin as a Percent of Total Revenue

	2021	2022	2023	2024	2025	2026E

GAAP operating margin as a percent of total revenue	26.1%	30.1%	30.6%	29.1%	28.2%	31.75% - 32.75%

Reconciling items to non-GAAP operating margin as a percent of total revenue
Stock-based compensation expense	7.0%	7.6%	8.0%	8.4%	8.6%	9%
Amortization of acquired intangibles	2.2%	1.7%	1.5%	2.0%	2.0%	2%
Acquisition and integration-related costs	0.8%	1.1%	1.4%	2.1%	2.5%	2%
Restructuring	0.0%	0.0%	0.3%	0.5%	0.6%	0%
Non-qualified deferred compensation expenses (credits)	0.2%	(0.2)%	0.2%	0.2%	0.3%	0%
Special charges*	0.9%	0.0%	0.0%	0.0%	0.0%	0%
Loss related to contingent liability**	0.0%	0.0%	0.0%	0.2%	2.4%	0%
Non-GAAP operating margin as a percent of total revenue***	37.2%	40.3%	42.0%	42.5%	44.6%	44.75% - 45.75%

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	13

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	Q4 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	Q1 2026E

Diluted net income per share on a GAAP basis	$1.24	$1.00	$0.59	$1.05	$1.42	$1.16 - $1.22
Stock-based compensation expense	0.39	0.39	0.43	0.42	0.41	0.50
Amortization of acquired intangibles	0.10	0.09	0.09	0.10	0.11	0.12
Acquisition and integration-related costs	0.08	0.09	0.09	0.14	0.18	0.11
Restructuring	—	—	—	0.10	0.01	—
Non-qualified deferred compensation expenses (credits)	—	(0.01)	0.03	0.02	0.01	—
Special charges	0.01	0.01	—	—	—	—
Loss related to contingent liability*	0.03	—	0.47	—	—	—
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	—	—	0.07	0.04	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	0.05	0.01	(0.17)	0.03	(0.18)	—
Income tax effect of non-GAAP adjustments	(0.02)	(0.01)	0.12	—	(0.01)	—
Diluted net income per share on a non-GAAP basis**	$1.88	$1.57	$1.65	$1.93	$1.99	$1.89 - $1.95

Shares used in calculation of diluted net income per share	274,292	273,631	272,899	273,798	272,932

*	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
**	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	14

Cadence Design Systems, Inc.

Reconciliation of GAAP Diluted Net Income Per Share to Non-GAAP Diluted Net Income Per Share

(In Thousands, Except Per Share Data)	2021	2022	2023	2024	2025	2026E

Diluted net income per share on a GAAP basis	$2.50	$3.09	$3.82	$3.85	$4.06	$4.95 - $5.05
Stock-based compensation expense	0.75	0.98	1.19	1.43	1.67	2.04
Amortization of acquired intangibles	0.24	0.22	0.23	0.33	0.38	0.46
Acquisition and integration-related costs	0.08	0.15	0.21	0.35	0.49	0.36
Restructuring	—	—	0.04	0.09	0.11	—
Non-qualified deferred compensation expenses (credits)	0.02	(0.03)	0.04	0.04	0.05	—
Special charges*	0.10	—	—	0.01	0.01	—
Loss related to contingent liability**	—	—	—	0.03	0.47	—
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	—	—	—	0.11	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(0.03)	0.05	(0.17)	(0.22)	(0.31)	—
Income tax effect of non-GAAP adjustments	(0.37)	(0.19)	(0.21)	0.06	0.10	0.24
Diluted net income per share on a non-GAAP basis***	$3.29	$4.27	$5.15	$5.97	$7.14	$8.05 - $8.15

Shares used in calculation of diluted net income per share	278,858	275,011	272,748	273,833	273,312	272.5 - 274.5M

*	2021 includes costs related to a voluntary retirement program.
**	Related to resolution of previously disclosed legal proceedings with the DOJ and BIS.
***	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	15

Cadence Design Systems, Inc.

Reconciliation of GAAP Total Other Income and Expense to Non-GAAP Total Other Income and Expense

(In Millions)	2024	2025	2026E

GAAP total other income and expense	$45	$30	$(43) - $(33)

Reconciling items to non-GAAP total income and expense
Other income or expense related to foreign currency forward exchange contract associated with a pending acquisition	—	29	—
Other income or expense related to investments, divestitures and non-qualified deferred compensation plan assets	(61)	(83)	—
Non-GAAP total other income and expense*	$(16)	$(24)	$(43) - $(33)

*	The non-GAAP measures presented in the table above should not be considered a substitute for financial results and measures determined or calculated in accordance with GAAP.

February 17, 2026	Cadence Q4 and Fiscal Year 2025 Financial Results	16